UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2006
Date of Report (Date of earliest event reported)

GA COMPUTER SCIENCES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51573	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

349 – 6540 East Hastings Street
Burnaby, British Columbia, Canada	V7Y 1C6
(Address of principal executive offices)	(Zip Code)

(775) 881-3390
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 4, 2006, GA Computer Science Inc. (the “Company”) entered into a share purchase agreement to acquire Vitavea AG (“Vitavea”), a German company engaged in the business of manufacturing, marketing and distributing nutritional supplements. In exchange for all of the shares of Vitavea, the Company will pay EUR 300,000 and issue an aggregate of 34,350,000 shares of its common stock. The shares to be issued by the Company under the share purchase agreement will be issued pursuant to Regulation S of the Securities Act of 1933 based upon representations made by the shareholders of Vitavea that they are not “U.S. persons” as defined in Regulation S.

In addition, Peter Hoyle, the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer, and Lina Zhou, a former member of the Company’s Board of Directors, will transfer an aggregate of 40,650,000 shares of the Company’s common stock to WKB Beteiligungsgesellschaft mbH (“WKB”), the principal shareholder of Vitavea, at an aggregate sale price of $10,000. The share purchase agreement is dated for reference as of July 31, 2006.

Closing of the transactions contemplated in the share purchase agreement is subject to a number of conditions, including the completion of the Company’s due diligence investigations.

Upon completing the acquisition of Vitavea, it is expected that Peter Hoyle will resign from the Company’s Board of Directors and as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer. Roger Liere, Vitavea’s Managing Director, is expected to be appointed to the Company’s Board of Directors and as the Company’s Chief Executive Officer and President in place of Mr. Hoyle. John Boschert, one of the Company’s current directors, is expected to be appointed as Chief Financial Officer, Secretary and Treasurer.

In addition to acting as the Managing Director of Vitavea, Roger Liere has, since 1997, acted as Managing Director of Marc Aurel Wegbeagentur und Finanzdienstleistungsinstitut.

A copy of the Share Purchase Agreement and the press release announcing the Company’s entry into the Share Purchase Agreement have been attached as exhibits to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1

Share Purchase Agreement among GA Computer Science Inc., Vitavea AG, WKB Beteiligungsgesellschaft mbH, Crystalwood Holdings Ltd., Peter J. Hoyle and Lina Zhou, dated for reference the 31st day of July, 2006.

	99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GA COMPUTER SCIENCE INC.

Date: August 4, 2006
	By:	/s/ John Boschert
Name: John Boschert
Title: Director